Exhibit 10.1

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”), dated as of June 30, 2016, is by and among ENOVA INTERNATIONAL, INC., a Delaware corporation (the “Borrower”), the Guarantors (as defined in the Credit Agreement), the Required Lenders (as defined in the Credit Agreement) and JEFFERIES FINANCE LLC, as administrative agent for the Lenders hereunder (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of May 14, 2014 (as amended by that certain Amendment to Credit Agreement dated as of March 25, 2015, Amendment No. 2 to Credit Agreement dated as of November 5, 2015, Amendment No. 3 and Revolving Commitment Increase dated as of December 29, 2015 and as has been further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Lenders amend certain provisions of the Credit Agreement;

WHEREAS, the Lenders party hereto are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein; and

WHEREAS, the Lenders party hereto constitute the Required Lenders and such Lenders hereby notify the other parties hereto of their consent to this Amendment;

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS TO CREDIT AGREEMENT

1.1 Section 6.18(a) is hereby amended by inserting, after the text “, excluding the fiscal quarters ending December 31, 2015 and March 31, 2016, for which the Borrower shall not permit the Leverage Ratio to be greater than 3.75 to 1.00”, the text “and excluding (i) the fiscal quarter ending June 30, 2016, for which the Borrower shall not permit the Leverage Ratio to be greater than 4.00 to 1.00 and (ii) the fiscal quarters ending September 30, 2016 and December 31, 2016, for which the Borrower shall not permit the Leverage Ratio to be greater than 3.50 to 1.00”.

ARTICLE II

CONDITIONS TO EFFECTIVENESS

2.1Closing Conditions.  This Amendment shall become effective upon the satisfaction of the following conditions (the date upon which such conditions are satisfied, the “Amendment Effective Date”):

(a)Executed Amendments.  The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties and Lenders constituting the Required Lenders.

(b)Default.  After giving effect to this Amendment, no Default or Event of Default shall exist.

(c)Miscellaneous.  All other documents and legal matters required in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III

MISCELLANEOUS

3.1 Effect of Amendment.  (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.  Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (i) that it is bound by all terms of the Credit Agreement applicable to it and (ii) that it is responsible for the observance and full performance of its respective Obligations.

(b)On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Credit Document shall be deemed a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

3.2Representations and Warranties.  The Credit Parties hereby represent and warrant as follows:

(a)The execution, delivery and performance by each Credit Party of this Amendment to which such Person a party has been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) materially conflict with or result in the breach or contravention of, or the creation of any Lien under, any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its Property is subject; or (iii) violate any Law.

(b)No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Credit Party of this Amendment.

(c)This Amendment has been duly executed and delivered by each Credit Party that is party hereto.  This Amendment constitutes a legal, valid and binding obligation of such Credit Party, enforceable against each Credit Party that is party thereto in accordance with its terms, subject as to enforcement of remedies to (i) any Debtor Relief Laws and (ii) general principles of equity, whether applied by a court of law or equity.

(d)The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e)No Default or Event of Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment.

3.3Entire Agreement.  This Amendment and the other Credit Documents represent the final agreement among the parties pertaining to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten oral agreements among the parties.

3.4Expenses. In each case subject to the limitations on reimbursement of costs and expenses set forth in Section 9.5 of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Amendment, including the reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP, counsel for the Administrative Agent.

3.5Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or email shall be effective as delivery of a manually executed counterpart of this Amendment.

3.6No Actions, Claims, Etc.  As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent’s or the Lenders’ respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act, under the Credit Agreement on or prior to the date hereof.

3.7Governing Law.  This Amendment, and any claim, controversy or dispute arising out of or relating to this Amendment, shall be governed by, and construed in accordance with, the laws of the State of New York.

3.8Consent to Jurisdiction; Service of Process; Venue; Waiver of Jury Trial.  The provisions of Sections 9.13 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

3.9Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by its proper and duly authorized officers as of the day and year first above written.

BORROWER:

ENOVA INTERNATIONAL, INC., a Delaware corporation
By:	/s/ Lisa M. Young
Name:Lisa M. Young
Title:Vice President

GUARANTORS:

ENOVA ONLINE SERVICES, INC.
CNU DOLLARSDIRECT INC.
CNU DOLLARSDIRECT LENDING INC.
MOBILE LEASING GROUP, INC.
ENOVA FINANCIAL HOLDINGS, LLC
CNU ONLINE HOLDINGS, LLC
DEBIT PLUS, LLC
BILLERS ACCEPTANCE GROUP, LLC

By:	/s/ Lisa M. Young
Name:Lisa M. Young
Title:Vice President of each of the foregoing

DP LABOR HOLDINGS, LLC
By:	/s/ Lisa M. Young
Name:Lisa M. Young
Title:Vice President

[Signature Page to Amendment No. 4]

CNU OF ALABAMA, LLC
CNU OF ALASKA, LLC

CNU OF ARIZONA, LLC
CNU OF CALIFORNIA, LLC
CNU OF COLORADO, LLC
CNU OF DELAWARE

CNU OF FLORIDA, LLC

CASHNETUSA OF FLORIDA, LLC

CNU OF HAWAII, LLC

CNU OF IDAHO, LLC

CNU OF ILLINOIS, LLC

CNU OF INDIANA, LLC

CNU OF KANSAS, LLC

CNU OF LOUISIANA, LLC

CNU OF MAINE, LLC

CASHNET CSO OF MARYLAND, LLC

CNU OF MICHIGAN, LLC

CNU OF MINNESOTA, LLC

CNU OF MISSISSIPPI, LLC

CNU OF MISSOURI, LLC

CNU OF MONTANA, LLC

CNU OF NEVADA, LLC

CNU OF NEW HAMPSHIRE, LLC

CNU OF NEW MEXICO, LLC

By:	CNU Online Holdings, LLC, The sole member of each of the foregoing entities
By:	/s/ Lisa M. Young
Name:Lisa M. Young
Title:Vice President

[Signature Page to Amendment No. 4]

CNU OF NORTH DAKOTA, LLC

CNU OF OHIO, LLC

OHIO CONSUMER FINANCIAL SOLUTIONS, LLC

CNU OF OKLAHOMA, LLC

CNU OF OREGON, LLC

CNU OF RHODE ISLAND, LLC

CNU OF SOUTH CAROLINA, LLC

CNU OF SOUTH DAKOTA, LLC

CNU OF TENNESSEE, LLC

CNU OF TEXAS, LLC

CNU OF UTAH, LLC

CNU OF VIRGINIA, LLC

CNU OF WASHINGTON, LLC

CNU OF WISCONSIN, LLC

CNU OF WYOMING, LLC

DOLLARSDIRECT, LLC

CNU TECHNOLOGIES OF IOWA, LLC

HEADWAY CAPITAL, LLC

CASHEURONET UK, LLC

EURONETCASH, LLC

ENOVA BRAZIL, LLC

AEL NET MARKETING, LLC

ENOVA INTERNATIONAL GEC, LLC

AEL NET OF MISSOURI, LLC

NC FINANCIAL SOLUTIONS, LLC

TENNESSEE CNU, LLC

NETCREDIT LOAN SERVICES, LLC (F/K/A ENOVA LENDING SERVICES, LLC)

NETCREDIT FINANCE, LLC

ENOVA FINANCE 2, LLC

ENOVA FINANCE 3, LLC

ENOVA FINANCE 4, LLC

ENOVA FINANCE 5, LLC

By:	CNU Online Holdings, LLC, The sole member of each of the foregoing entities
By:	/s/ Lisa M. Young
Name:Lisa M. Young
Title:Vice President

[Signature Page to Amendment No. 4]

NC FINANCIAL SOLUTIONS OF ALABAMA, LLC

NC FINANCIAL SOLUTIONS OF ARIZONA, LLC

NC FINANCIAL SOLUTIONS OF CALIFORNIA, LLC

CREDITME, LLC

NC FINANCIAL SOLUTIONS OF DELAWARE, LLC

NC FINANCIAL SOLUTIONS OF FLORIDA, LLC

NC FINANCIAL SOLUTIONS OF GEORGIA, LLC

NC FINANCIAL SOLUTIONS OF IDAHO, LLC

NC FINANCIAL SOLUTIONS OF ILLINOIS, LLC

NC FINANCIAL SOLUTIONS OF INDIANA, LLC

NC FINANCIAL SOLUTIONS OF KANSAS, LLC

NC FINANCIAL SOLUTIONS OF LOUISIANA, LLC

NC FINANCIAL SOLUTIONS OF MARYLAND, LLC

NC FINANCIAL SOLUTIONS OF MISSISSIPPI, LLC

NC FINANCIAL SOLUTIONS OF MISSOURI, LLC

NC FINANCIAL SOLUTIONS OF MONTANA, LLC

NC FINANCIAL SOLUTIONS OF NEVADA, LLC

NC FINANCIAL SOLUTIONS OF NEW HAMPSHIRE, LLC

NC FINANCIAL SOLUTIONS OF NEW JERSEY, LLC

NC FINANCIAL SOLUTIONS OF NEW MEXICO, LLC

NC FINANCIAL SOLUTIONS OF NORTH DAKOTA, LLC

NC FINANCIAL SOLUTIONS OF OHIO, LLC

NC FINANCIAL SOLUTIONS OF OREGON, LLC

NC FINANCIAL SOLUTIONS OF RHODE ISLAND, LLC

NC FINANCIAL SOLUTIONS OF SOUTH CAROLINA, LLC

NC FINANCIAL SOLUTIONS OF SOUTH DAKOTA, LLC

NC FINANCIAL SOLUTIONS OF TENNESSEE, LLC

NC FINANCIAL SOLUTIONS OF TEXAS, LLC

NC FINANCIAL SOLUTIONS OF UTAH, LLC

NC FINANCIAL SOLUTIONS OF VIRGINIA, LLC

NC FINANCIAL SOLUTIONS OF WISCONSIN, LLC

By:	NC Financial Solutions, LLC The sole member of each of the foregoing entities
By:	/s/ Lisa M. Young
Name:Lisa M. Young
Title:Manager of Sole Member

[Signature Page to Amendment No. 4]

DEBIT PLUS TECHNOLOGIES, LLC DEBIT PLUS SERVICES, LLC DEBIT PLUS PAYMENT SOLUTIONS, LLC
By:	Debit Plus, LLC, The sole member of each of the foregoing entities
By:	/s/ Lisa M. Young
Name:Lisa M. Young
Title:Vice President

[Signature Page to Amendment No. 4]

CASHNETUSA CO LLC CASHNETUSA OR LLC THE CHECK GIANT NM LLC
By: By:	CNU of New Mexico, LLC, Manager of each of the foregoing entities CNU Online Holdings, LLC, The sole member of each of the foregoing entities

By:	/s/ Lisa M. Young
Name:Lisa M. Young
Title:Vice President

ENOVA DECISIONS, LLC (F/K/A ENOVALYTICS, LLC)

ENOVACO, LLC

ENOVA BUSINESS, LLC

By:	/s/ Lisa M. Young
Name:Lisa M. Young
Title:Vice President

THE BUSINESS BACKER, LLC

By:CNU Online Holdings, LLC,
Manager of the foregoing entity

By:	/s/ Lisa M. Young
Name:Lisa M. Young
Title:Vice President

[Signature Page to Amendment No. 4]

ADMINISTRATIVE AGENT:

JEFFERIES FINANCE LLC, as Administrative Agent on behalf of the Lenders
By:	/s/ J. Paul McDonnell
Name:J. Paul McDonnell
Title:Managing Director

LENDERS:

JEFFERIES GROUP LLC, as a Lender
By:	/s/ Mark Sahler
Name:Mark Sahler
Title:Managing Director

[Signature Page to Amendment No. 4]